UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2007

HAPC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 13, 2007, HAPC, INC., a Delaware corporation (“HAPC”) issued a press release announcing that it had filed with the U.S. Securities and Exchange Commission its definitive proxy statement relating to the previously announced acquisition of InfuSystem, Inc., a California corporation and wholly-owned subsidiary of I-Flow Corporation (“InfuSystem”). A special annual meeting of HAPC stockholders has been scheduled for Wednesday, September 26, 2007 at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, 10178. HAPC stockholders of record as of August 6, 2007 will be eligible to vote at the special annual meeting. If the acquisition is approved, upon closing of the transaction, InfuSystem, will become wholly owned by HAPC, which will be renamed InfuSystem Holdings, Inc.

HAPC’s press release announcing the filing of its definitive proxy statement is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, HAPC filed a definitive proxy statement with the U.S. Securities and Exchange Commission. HAPC commenced mailing the definitive proxy statement to its stockholders on August 8, 2007. HAPC’s stockholders are urged to read the definitive proxy statement and other relevant materials as they contain important information about the acquisition of all of the issued and outstanding capital stock of InfuSystem. HAPC stockholders may obtain a free copy of such filings at the U.S. Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to HAPC, INC., 350 Madison Avenue, New York, New York 10017, Tel: (212) 418-5070.

HAPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HAPC in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the definitive proxy statement of HAPC described above.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by HAPC, INC. on August 13, 2007

Forward Looking Statements

This Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding whether the transaction will be completed and the expected timing of the closing. Readers are cautioned that these forward-looking statements involve certain risks and uncertainties. These risks and uncertainties, which could cause these forward-looking statements to not be realized, include delays in or failure to obtain necessary regulatory approvals or clearances or third-party consents for the parties to complete the acquisition, material changes in the business and financial condition of InfuSystem, increased competition in the markets in which InfuSystem competes, adverse changes in financial markets and the markets for InfuSystem’s products, unanticipated material adverse developments regarding InfuSystem such as new actual or contingent liabilities, litigation or the loss of key personnel, and the availability of companies to acquire on terms and conditions acceptable to HAPC. HAPC disclaims any obligation to update any information contained in any forward-looking statement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.

By:	/s/ Erin Enright
Name:	Erin Enright
Title:	Chief Financial Officer

Dated: August 13, 2007

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release issued by HAPC, INC. on August 13, 2007.